POWERFLEET®
People Powered AIoT

Q2 FY26 Investor Presentation

November 2025



Important Disclaimers

The contents of this presentation are not to be construed as legal, regulatory, business, accounting or tax advice. You should consult your own attorney, business advisor, accountant and tax advisor as to legal, regulatory, business, accounting and tax advice. This presentation has been prepared exclusively for the internal confidential use of the recipient only. This presentation is confidential. Any reproduction of distribution of this presentation, in whole or in part, or the disclosure of the contents hereof, without the prior written consent of Powerfleet, Inc. ("Powerfleet"), is prohibited.

Forward Looking Statements

This presentation includes "forward-looking" statements within the meaning of Section 27A of the Securities Act of 1933, as amended (the "Securities Act"), and Section 21E of the Securities Exchange Act of 1934, as amended (the "Exchange Act"). Forward-looking statements involve substantial risks, known or unknown, and uncertainties that may cause actual results to differ materially from future results or outcomes expressed or implied by such forward-looking statements. Forward-looking statements generally relate to future events or Powerfleet's future financial or operating performance. The following words, when used, are intended to identify forward-looking statements: "anticipate," "believe," "could," "estimate," "expect," "intend," "may," "might," "plan," "project," "target," "result," "should," "will," and similar expressions which do not relate solely to historical matters. Powerfleet cautions investors that any forward-looking statements in this presentation are based on management's beliefs and on assumptions made by, and information currently available to, management. Such statements are subject to risks, uncertainties and assumptions and are not guarantees of future performance, which may be affected by known and unknown risks, trends, uncertainties and factors that are beyond Powerfleet's control. Some of the risks and uncertainties that may cause Powerfleet's actual results, performance or achievements to differ materially from those expressed or implied by forward-looking statements are more fully described in Powerfleet's filings with the Securities and Exchange Commission, including under the caption "Risk Factors" in Powerfleet's periodic reports. Moreover, Powerfleet operates in a rapidly changing environment. New risk factors emerge from time to time and it is not possible for management to predict all such risk factors, nor can Powerfleet assess the impact of all such risk factors on its business or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those contained in any forward-looking statements. Powerfleet cautions you that, while forward-looking statements reflect Powerfleet's good faith beliefs when it makes them, they are not guarantees of future performance and are impacted by actual events when they occur after Powerfleet make such statements.

Powerfleet cautions you that you are not to place undue reliance on any forward-looking statements. Forward-looking statements speak only as of the date of this presentation. Consequently, you should consider forward-looking statements only as Powerfleet's current plans, estimates and beliefs. Powerfleet does not undertake and expressly disclaims any obligation to update or revise forward-looking statements, including those set forth in this presentation, to reflect any new events, information, events or any change in conditions or circumstances unless required by law. Except as may be set forth in a definitive agreement, if any, or in any proxy solicitation materials, if any, Powerfleet makes no representations or warranties regarding the proposed transaction discussed in this presentation.

Industry / Market Data

In this presentation, Powerfleet relies on and refers to certain information and statistics regarding the markets and industries in which Powerfleet competes. Such information and statistics are based on Powerfleet's management's estimates and/or obtained from third-party sources, including industry publications, reports by market research firms and company filings, as well as from research reports prepared for other purposes. While Powerfleet believes such third-party information is reliable, there can be no assurance as to the accuracy or completeness of the indicated information.

Trademarks

This presentation may contain trademarks, service marks, trade names and copyrights of other companies, which are the property of their respective owners, and Powerfleet's use thereof does not imply an affiliation with, or endorsement by, the owners of such trademarks, service marks, trade names and copyrights. Solely for convenience, some of the trademarks, service marks, trade names and copyrights referred to in this presentation may be listed without the TM, © or ® symbols, but Powerfleet will assert, to the fullest extent under applicable law, the rights of the applicable owners, if any, to these trademarks, service marks, trade names and copyrights.

Important Disclaimers (Cont'd.)

No Offer or Solicitation

This presentation does not constitute an offer to sell or the solicitation of an offer to buy any securities, or a solicitation of any vote or approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction.

Financial Information; Non-GAAP Financial Measures; Use of Projections

Some of the financial information and data contained in this Presentation, such as EBITDA and Adjusted EBITDA, has not been prepared in accordance with United States generally accepted accounting principles ("GAAP"). These non-GAAP measures, and other measures that are calculated using such non-GAAP measures, are an addition, and not a substitute for or superior to measures of financial performance prepared in accordance with GAAP and should not be considered in isolation or as an alternative to operating income, net income or any other performance measures derived in accordance with GAAP. "EBITDA" is defined as Net income (loss) before interest expense (net of interest income), Income tax expense (benefit), and Depreciation and amortization expense. Adjusted EBITDA is defined as EBITDA (as defined above), excluding equity-based compensation expense, non-controlling interest, preferred stock dividend and accretion, as well as certain non-recurring items that Powerfleet does not believe directly reflect its core operations and may not be indicative of Powerfleet's recurring business operations; Adjusted EBITDA for projected periods referenced in this Presentation includes management estimates for incremental costs associated with being a publicly-traded company.

Powerfleet believes these non-GAAP measures of financial results, including on a forward-looking basis, provide useful information to management and investors regarding certain financial and business trends relating to Powerfleet's financial condition and results of operations. Powerfleet's management uses these non-GAAP measures for a variety of purposes, and for budgeting and planning purposes. Powerfleet believes that the use of these non-GAAP financial measures provides an additional tool for investors to use in evaluating projected operating results and trends in and in comparing Powerfleet's financial measures with other similar companies, many of which present similar non-GAAP financial measures to investors. Management of Powerfleet does not consider these non-GAAP measures in isolation or as an alternative to financial measures determined in accordance with GAAP.

There are a number of limitations related to the use of these non-GAAP measures and their nearest GAAP equivalents. For example, other companies may calculate non-GAAP measures differently, or may use other measures to calculate their financial performance, and therefore Powerfleet's non-GAAP measures may not be directly comparable to similarly titled measures of other companies. In addition, alternative versions of these non-GAAP measures may be presented in the future in filings with the SEC related to the transactions described herein.

This presentation also contains certain financial forecasts, including projected annual revenue, gross profit and adjusted EBITDA. Neither Powerfleet's nor Fleet Complete's independent auditors have studied, reviewed, compiled or performed any procedures with respect to the projections for the purpose of their inclusion in this presentation, and accordingly, neither expresses an opinion or provides any other form of assurance with respect thereto for the purpose of this presentation. These projections are for illustrative purposes only and should not be relied upon as being necessarily indicative of future results. In this presentation, certain of the above-mentioned projected information has been provided for purposes of providing comparisons with historical data. The assumptions and estimates underlying the prospective financial information are inherently uncertain and are subject to a wide variety of significant business, economic and competitive risks and uncertainties that could cause actual results to differ materially from those contained in the prospective financial information. Projections are inherently uncertain due to a number of factors outside of Powerfleet's or Fleet Complete's control. While all financial projections, estimates and targets are necessarily speculative, Powerfleet and Fleet Complete believe that the preparation of prospective financial information involves increasingly higher levels of uncertainty the further out the projection, estimate or target extends from the date of preparation. Accordingly, there can be no assurance that the prospective results are indicative of future performance of the combined company after the Transaction or that actual results will not differ materially from those presented in the prospective financial information. Inclusion of the prospective financial information in this presentation should not be regarded as a representation by any person that the results contained in the prospective financial information will be achieved.

Q2FY26

QUARTER HIGHLIGHTS



Momentum in Profitable Growth

Sequential Revenue



7.3%

Sequential Increase in Total Revenue

Services Growth



12%

Year-on-Year Increase in Organic SaaS Growth

AEBITDA Expansion



23%

Sequential increase in AEBITDA

STRONG Q2 RESULTS DEMONSTRATE MOMENTUM

FY26 annual total revenue guidance range raised to $435-$445m from $430-$440m.

Total revenue increased YoY
45%
to $111.7M

Sequential gross profit increased
11%
to $62.6M

Sequential product revenue increased
27%
to $22.4M, with 640 BPS improvement in gross margin

Adjusted EBITDA increased YoY
71%
to $24.8M

AEBITDA gross margin increased YoY to
68%
from 64%

AEBITDA services gross margin increased YoY to
77%
from 75%

POWERFLEET®
People Powered AIoT



Introducing
Jeff Lautenbach

Chief Revenue Officer, Powerfleet

Q2 SALES MOMENTUM

Wins & amplified revenue driven through Unity differentiated solutions and increasingly aggressive sales motion



North America Revenue

12%

YoY Increase



New Logo Wins

26%

Sequential Increase



On-Site (In Warehouse) Revenue

67%

YoY Increase



Fortune 500 Manufacturing Leader

$3M+

TCV



Fortune 500 Supply Chain Leader

$1M+

TCV

Q2 BOOKINGS AND PIPELINE MOMENTUM

Strong Pipeline Build Growth And Channel Progress Across Key Target Segments


21% ↑

Sequential Increase in Global Channel Bookings


32% ↑

Sequential Increase in North America Key Channels Pipeline


23%

Sequential Increase in Cross-Sell Pipeline Build


23% ↑

Sequential Increase in AI Video Pipeline Build

Q2 FINANCIAL RESULTS



POWERFLEET®
People Powered AIoT

STRONG SAAS RECURRING REVENUE GROWTH

12% Year-on-Year
Organic Service Revenue Growth



$63.4M
12% growth
$56.7M
Q2FY25
Q2FY26

Service Revenue as % of Total Revenue
80% service revenue increased vs. 74% YoY



80%
74%
Q2FY25
Q2FY26

RAPID, RESPONSIBLE, AND PROFITABLE GROWTH

Revenue
45% total revenue growth year-on-year



~$112M
$77M
Q2FY25
Q2FY26

AEBITDA
71% increase in adjusted EBITDA year-on-year



$24.8M*
$14.5M
Q2FY25
Q2FY26

*Note: The Company amended its presentation of AEBITDA to no longer include an adjustment for the recognition of pre-October 1, 2024 contract assets (Fleet Complete). In addition to Q2 FY26 AEBITDA of $24.8M, the Company invoiced $1.3M in recoveries.

KEY PRO FORMA AEBTIDA EXPENSE TO REVENUE RATIOS

Presented E:Rs exclude depreciation, amortization, stock-based compensation and one time transaction, restructuring and integration costs

AEBITDA Gross Margin



64%
68%
75%
77%
35%
32%
Total
Service
Product
Q2FY25
Q2FY26

AEBITDA Opex E:Rs



28%
25%
12%
18%
8%
8%
G&A
S&M
R&D Gross*
Q2FY25
Q2FY26

Note*:AEBITDA Expense R&D, or R&D net of R&D development capitalized, was 4% of revenue for both

POWERFLEET®

NET DEBT TO EBITDA RATIO: Q2 TRACKING TO A FULL TURN IMPROVEMENT IN FY26

Guiding Net Debt to EBITDA to improve from ~3.4 times at year end FY25 to approximately 2.25 times at year end FY26

Adjusted Net Debt increased by $14M in 1H'26 with up front investments in synergy realization costs; back-office system investments; and the settlement of FY25 incentive comp.

Major reduction of net debt in 2H'26 with a sharp decline in upfront investments and working capital recovery, coupled with EBITDA growth. Maintaining guide of ~$220M exiting FY'26



~3.4X
3.18 X
2.89 X
~2.25X
YE FY'25
Q1 FY'26
Q2 FY'26
YE FY'26

Note*: Adjusted net debt of $229M captures final payment of transaction fees settled in Q1'26. Unadjusted net debt is $225M

FROM INTEGRATION TO OPTIMIZATION: EFFICIENCY DRIVING AEBITDA AND GROWTH

With integration complete, our focus turns to operational efficiency to expand margins and fuel reinvestment for growth.

Integration is now complete – now operating as one unified business.

Continuing to evolve the organizational model to drive scalability, focus and profitability.

Optimizing resource mix by balancing internal capabilities with flexible external partnerships.

Expanding AI, automation and self-service capability to enhance customer experience and efficiency.

Iterating how we serve sub-scale segments to improve margin contribution and strategic fit.

Centralizing core operating functions further and strengthening organizational centers of gravity.

Completing systems rollout and process optimization to embed efficiency and consistency.

Continuing to unlock economies of scale through strategic vendor and partner consolidation.

Streamlining technical architecture and hosting to drive operational efficiency.

Powerfleet Investor Event 2025
Unity AIoT Innovation Showcase

November 14: 9am EST



POWERFLEET®
People Powered AIoT

FURTHER INDEPENDENT RECOGNITION

POWERFLEET WINS NEW INDEPENDENT RECOGNITION WITH FROST & SULLIVAN 2025 NORTH AMERICA PRODUCT LEADERSHIP AWARD


FROST & SULLIVAN
2025
BEST
PRACTICES
RECOGNITION
NORTH AMERICAN FLEET MANAGEMENT
SOLUTIONS PRODUCT LEADERSHIP

"Frost & Sullivan's Product Leadership Recognition is its **top honor** and recognizes Powerfleet's visionary innovation, market-leading performance, and unmatched customer care,"

-Frost & Sullivan

THANK YOU
Q&A

POWERFLEET®
People Powered AIoT



GAAP to Non-GAAP Reconciliations

POWERFLEET, INC. AND SUBSIDIARIES
RECONCILIATION OF NET LOSS ATTRIBUTABLE TO COMMON STOCKHOLDERS TO ADJUSTED EBITDA
(In thousands, except for %'s)

	Three Months Ended September 30,	
	2024	2025 [1]
Net loss attributable to common stockholders	$ (1,888)	**$ (4,288)**
Non-controlling interest	5	—
Preferred stock dividend	—	—
Interest expense, net	3,345	**6,715**
Other income, net	—	**(52)**
Income tax expense	256	**1,271**
Depreciation and amortization	9,064	**15,793**
Stock-based compensation	1,371	**2,594**
Foreign currency losses	636	**1,562**
Restructuring-related expenses	1,069	**1,137**
Derivative mark-to-market adjustment	(2,197)	**(890)**
Acquisition-related expenses	1,406	**57**
Integration-related expenses	1,410	**878**
Adjusted EBITDA	$ 14,477	**$ 24,777**
Adjusted EBITDA margin	18.8 %	22.2 %
Other cash items:		
Recognition of pre-October 1, 2024 contract assets (Fleet Complete)	$ —	$ 1,346

[1] Following the closing of our acquisition of Fleet Complete, we included an EBITDA adjustment related to the recognition of pre-October 1, 2024, contract assets. This adjustment represented recoveries, through customer billings, of the contract asset recognized at acquisition for hardware delivered by Fleet Complete prior to October 1, 2024. This adjustment was intended to give investors a clearer view of underlying operating performance and cash generation. The goal was to better align adjusted EBITDA with operating cash flows.

Following a detailed review of relevant SEC guidance on disclosure of non-GAAP financial measures, we have stopped including this adjustment in our presentation of adjusted EBITDA.

For the three and six months ended September 30, 2025, in addition to adjusted EBITDA of $24.8 million and $44.9 million, respectively, we invoiced recoveries of $1.3 million and $2.8 million, respectively. These amounts are included in cash flow from operating activities in the condensed consolidated statement of cash flows.

POWERFLEET, INC. AND SUBSIDIARIES
RECONCILIATION OF GROSS PROFIT MARGINS TO ADJUSTED EBITDA GROSS PROFIT MARGINS
(In thousands, except for %'s)

	Three Months Ended September 30,	
	2024	2025
Products:		
Product revenues	$ 20,293	**$ 22,370**
Cost of products	13,929	**15,318**
Products gross profit	$ 6,364	**$ 7,052**
Inventory rationalization and other	$ 734	**$ —**
Adjusted EBITDA products gross profit	$ 7,098	**$ 7,052**
Products gross profit margin	31.4 %	**31.5 %**
Adjusted EBITDA products gross profit margin	35.0 %	**31.5 %**
Services:		
Services revenues	56,725	**89,309**
Cost of services	21,746	**33,772**
Services gross profit	$ 34,979	**$ 55,537**
Depreciation and amortization	$ 7,484	**$ 13,562**
Adjusted EBITDA services gross profit	$ 42,463	**$ 69,099**
Services gross profit margin	61.7 %	**62.2 %**
Adjusted EBITDA services gross profit margin	74.9 %	**77.4 %**
Total:		
Total revenues	$ 77,018	**$ 111,679**
Total cost of revenues	35,675	**49,090**
Total gross profit	$ 41,343	**$ 62,589**
Inventory rationalization and other	$ 734	**$ —**
Depreciation and amortization	$ 7,484	**$ 13,562**
Adjusted EBITDA gross profit	$ 49,561	**$ 76,151**
Gross profit margin	53.7 %	**56.0 %**
Adjusted EBITDA gross profit margin	64.3 %	**68.2 %**

POWERFLEET, INC. AND SUBSIDIARIES
RECONCILIATION OF SELLING, GENERAL AND ADMINISTRATIVE EXPENSES TO NON-GAAP SELLING, GENERAL AND ADMINISTRATIVE EXPENSES
(In thousands, except for %'s)

	Three Months Ended September 30,	
	2024	2025
Total revenues	$ 77,018	**$ 111,679**
Selling, general and administrative expenses		
Selling, general and administrative expenses	37,335	**54,151**
Restructuring-related expenses	(335)	**(1,137)**
Acquisition-related expenses	(1,406)	**(57)**
Integration-related costs	(1,410)	**(878)**
Depreciation and amortization	(1,609)	**(2,231)**
Stock-based compensation	(1,371)	**(2,594)**
Non-GAAP selling, general and administrative expenses	31,204	**47,254**
Non-GAAP sales and marketing expenses	9,550	**19,721**
Non-GAAP general and administrative expenses	21,654	**27,533**
Non-GAAP selling, general and administrative expenses	$ 31,204	**$ 47,254**
Non-GAAP sales and marketing expenses as a percentage of total revenue	12.4 %	**17.7 %**
Non-GAAP general and administrative expenses as a percentage of total revenue	28.1 %	**24.7 %**
Research and development expenses		
Research and development incurred	$ 6,059	$ 8,934
Research and development capitalized	(2,624)	(4,740)
Research and development expenses	$ 3,435	**$ 4,194**
Research and development incurred as a percentage of total revenues	7.9 %	**8.0 %**
Research and development expenses as a percentage of total revenues	4.5 %	**3.8 %**

POWERFLEET, INC. AND SUBSIDIARIES
RECONCILIATION OF TOTAL DEBT TO ADJUSTED NET DEBT
(In thousands, except for ratios)

	March 31, 2025	September 30, 2025
Total debt	$ 273,792	**$ 275,112**
Less: Cash and cash equivalents	(48,788)	**(32,481)**
Net debt	225,004	**242,631**
Unsettled transaction costs	3,551	**—**
Adjusted net debt	$ 228,555	**$ 242,631**
12-month trailing adjusted EBITDA	$ 67,322	**$ 84,024**
Adjusted net debt to adjusted EBITDA ratio	3.4	**2.9**